UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2012

Affinity Gaming, LLC
(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 18, 2012, we obtained Colorado gaming licenses from the Colorado Limited Gaming Control Commission. Our key executives as well as our largest shareholders, Z Capital Partners, LLC and SPH Investment LLC, were also licensed. The licenses allow us to operate the three Black Hawk casinos – the Golden Mardi Gras Casino, Golden Gates Casino and Golden Gulch Casino – which we acquired in February 2012. We intend to close on the final portion of the transaction and assume operational control of the properties on October 31. We have attached a copy of the press release, which is incorporated herein by reference, as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d) Listing of Exhibits.
See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Affinity Gaming, LLC

Date:	October 19, 2012	By:	/s/ J. Christopher Krabiel
J. Christopher Krabiel
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on October 19, 2012